UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Raub Brock Dividend Growth Fund

(Institutional Class: RBDGX)

ANNUAL REPORT

DECEMBER 31, 2020

Raub Brock Dividend Growth Fund

A series of Investment Managers Series Trust II

Table of Contents
Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Supplemental Information	18
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the Raub Brock Dividend Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.raubbrock.com

Raub Brock Dividend Growth Fund

Shareholder Letter – 2020

Dear Shareholders,

Despite the enormous economic shock caused by COVID-19, 2020 was good for investors. Most major stock market indices ended the year at all-time highs, including the S&P 500 Index, Dow Jones Industrial Average and the NASDAQ Composite. The year featured considerable bifurcation across asset classes, with notable reversals in the fourth quarter after positive vaccine announcements and the November election caused stocks to price in a strong, rebounding economy.

For the first three quarters of the year, the S&P 500 gained 5.6% with U.S. large caps outperforming small caps by 14.3%. Stay-at-home/work-from-home stocks, such as Netflix, Paypal, Zoom and Peloton were among the best performers. Apple, Microsoft, Amazon, Google, and Facebook, which make up over 20% of the S&P 500, rose over 40% on average as they also benefited from accelerating digital transformation. Excluding these five stocks, the S&P 500 would have been down –1.8% through September. In other words, market breadth was very narrow during the first nine months of the year with performance driven by a handful of tech stocks. In fact, through September, the average return of all stocks in the S&P 500 was –4.7%.

Starting in October, small cap stocks (Russell 2000), which had been down –8.7% in the first nine months, gained 31.4% during the fourth quarter, finishing the year with a gain of 20.0%. This is the first time U.S. small-cap stocks have outperformed domestic large cap stocks since 2016. During the quarter, every S&P 500 sector reported positive performance, with the largest gains in Energy and Financials, up +27.8% and +23.1%, respectively. These were the two worst performing sectors in the first nine months of the year, down –47.9% and –20.3%, respectively with U.S. oil process turning negative at one point in April for the first time in history. Domestic large-cap stocks (S&P 500) rose 12.1% in the fourth quarter and 18.4% for the full year.

For the year ended 12/31/2020, the Raub Brock Dividend Growth Fund returned +14.31%, underperforming the S&P 500 Index by –4.09%. Of the 24 positions held in the Portfolio during the year, 13 exceeded the S&P 500’s return of 18.40%, and 18 generated positive returns. Unfortunately, the other 11 were significantly impacted by COVID and underperformed the market.

The Fund focuses on high-quality companies that demonstrate consistent and high annual dividend growth, so it presents a challenge to the Portfolio when companies that do not possess these attributes outperform. This occurred earlier this year, when market performance was largely driven by the top five stocks in the S&P 500 Index (i.e. Facebook, Amazon, Apple, Google and Microsoft), and again, in the fourth quarter, during the pro-cyclical rotation leading to outperformance of the energy sector and banks.

The Dividend Growth Fund performed well through the first nine months of the year despite not owning any of the top five tech stocks – Microsoft is the only company that both pays and grows its dividend at a high enough rate – as Fund companies demonstrated the resiliency of their business models, with estimated 2020 earnings growth of +6.3% versus –15.6% for the S&P 500 Index. But the sharp rotation into energy and banks was too much of a headwind. The Fund has no exposure to energy or banks as many of the companies in these sectors do not pay dividends or did not increase their dividend this year.

As the year demonstrated, market shifts in the short-term are unpredictable and subject to a wide range of outcomes. As has been the case for the more than 20 years we have been managing the strategy, our focus is on high-quality companies with growing dividends, where the underlying fundamentals are strong. This leads us to companies we can hopefully own for many years, with durable, resilient business models, supported by strong cash flow generation and underleveraged balance sheets. Over longer periods of time, we believe this will generate superior returns while preserving capital.

During the year, the Fund’s performance was helped by its holdings in the materials, consumer discretionary and health care sectors.  The best performers were Nike, Lowe’s, and Texas Instruments.  Nike led the Portfolio’s performance with a return of +41.0%, as the company benefited from an acceleration in online shopping and direct customer relationships during COVID-19.  Lowe’s rose +36.4% after it delivered better than expected operational performance during COVID-19 with record same store sales, improved gross margins, and increased e-commerce penetration.  Texas Instruments gained +31.7% as the company used its strong balance sheet to maintain operations and increase inventories during the COVID-19, which has helped them to share as chip shortages emerged during the year-end recovery in economic activity.

The Fund’s holdings in the consumer staples, financials and real estate sectors detracted from performance.  The worst performers were KeyCorp, TJX Companies and Toro.  KeyCorp fell –36.4% after the Federal Reserve lowered interest rates amid depressed economic activity during COVID-19.  We exited KeyCorp in March 2020 based on our expectation of slower dividend growth in a low interest rate environment.  TJX Companies declined –18.3% after it closed its stores due to shelter-in-place orders.  We exited TJX Companies in April 2020 after the company suspended its dividend.  Toro fell –17.1%, as its business was negatively impacted by COVID-19 during its spring selling season.  We exited Toro in May 2020 based on our view that the company faces a long post-COVID recovery that will lead to lower dividend growth.

For 2020, the Fund’s average dividend growth rate was 11.0%, compared to projected dividend growth of 0.4% for the S&P 500 Index. The Fund’s strong dividend growth reflects the high-quality nature of our holdings and their ability to adapt during the COVID pandemic.

Sincerely,

Richard Alpert

The views in this letter were as of December 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice. Past performance does not guarantee future results.

Mutual fund investments involve risk. Principal loss is possible. An issuer may be unwilling or unable to pay dividends or may reduce the level of dividends declared. There is no guarantee that an issuer will pay a dividend. The Fund is subject to equity and market risk. Investing in foreign holdings are subject to changes in exchange rates, political and regulatory changes, and differences in legal and accounting standards. The Fund is “non-diversified.” Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for additional holding information.

The Raub Brock Dividend Growth Mutual Fund is distributed by IMST Distributors, LLC.

Raub Brock Dividend Growth Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2020	1 Year	Since Inception	Inception Date
Institutional Class	14.31%	14.31%	12/31/19
S&P 500 Index	18.40%	18.40%	12/31/19

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 552-5520.

Gross and net expense ratios for the Fund’s Institutional Class shares were 1.52% and 0.95%, respectively, which were the amounts stated in the current prospectus dated May 08, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.95% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Raub Brock Dividend Growth Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 108.5%
	BASIC MATERIALS — 5.8%
35	Sherwin-Williams Co.	$25,722

	COMMUNICATIONS — 10.3%
175	CDW Corp.	23,063
70	FactSet Research Systems, Inc.	23,275
		46,338
	CONSUMER, CYCLICAL — 21.7%
115	Dollar General Corp.	24,184
150	Lowe's Cos., Inc.	24,077
170	NIKE, Inc. - Class B	24,050
235	Starbucks Corp.	25,140
		97,451
	CONSUMER, NON-CYCLICAL — 38.0%
230	AbbVie, Inc.	24,644
135	Automatic Data Processing, Inc.	23,787
505	Hormel Foods Corp.	23,538
210	Medtronic PLC	24,599
75	S&P Global, Inc.	24,655
70	UnitedHealth Group, Inc.	24,548
150	Zoetis, Inc.	24,825
		170,596
	FINANCIAL — 10.8%
105	American Tower Corp. - REIT	23,568
70	Mastercard, Inc. - Class A	24,986
		48,554
	INDUSTRIAL — 11.2%
220	Canadian National Railway Co.	24,167
60	Roper Technologies, Inc.	25,866
		50,033
	TECHNOLOGY — 10.7%
90	Accenture PLC - Class A	23,509
150	Texas Instruments, Inc.	24,619
		48,128
	Total Common Stocks
	(Cost $427,284)	486,822
	SHORT-TERM INVESTMENTS — 0.8%
3,718	Federated Hermes Treasury Obligations Fund - Institutional Class, 0.01%[1]	3,718

Raub Brock Dividend Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	Total Short-Term Investments
	(Cost $3,718)	$3,718

	TOTAL INVESTMENTS — 109.3%
	(Cost $431,002)	490,540
	Liabilities in Excess of Other Assets — (9.3)%	(41,771)
	TOTAL NET ASSETS — 100.0%	$448,769

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Raub Brock Dividend Growth Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	38.0%
Consumer, Cyclical	21.7%
Industrial	11.2%
Financial	10.8%
Technology	10.7%
Communications	10.3%
Basic Materials	5.8%
Total Common Stocks	108.5%
Short-Term Investments	0.8%
Total Investments	109.3%
Liabilities in Excess of Other Assets	(9.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Raub Brock Dividend Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2020

Assets:
Investments, at value (cost $431,002)	$490,540
Receivables:
Dividends and interest	361
Due from Advisor	33,866
Prepaid expenses	13,966
Total Assets	538,733

Liabilities:
Payables:
Shareholder servicing fees (Note 6)	43
Fund accounting and administration fees	9,770
Transfer agent fees and expenses	2,865
Custody fees	1,647
Offering costs - Advisor	45,221
Auditing fees	15,498
Chief Compliance Officer fees	2,749
Trustees' deferred compensation (Note 3)	2,568
Trustees' fees and expenses	312
Accrued other expenses	9,291
Total Liabilities	89,964

Net Assets	$448,769

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$404,225
Total distributable earnings	44,544
Net Assets	$448,769
Shares of beneficial interest issued and outstanding	39,810
Net asset value per share	$11.27

See accompanying Notes to Financial Statements.

Raub Brock Dividend Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $40)	$4,891
Interest	67
Total investment income	4,958

Expenses:
Advisory fees	1,986
Shareholder servicing fees (Note 6)	57
Fund accounting and administration fees	44,230
Transfer agent fees and expenses	9,120
Custody fees	6,120
Offering costs	36,896
Registration fees	31,768
Auditing fees	17,499
Legal fees	17,498
Chief Compliance Officer fees	14,000
Trustees' fees and expenses	10,799
Shareholder reporting fees	6,597
Insurance fees	2,876
Miscellaneous	2,864
Total expenses	202,310
Advisory fees waived	(1,986)
Other expenses absorbed	(193,514)
Fees paid indirectly (Note 3)	(4,112)
Net expenses	2,698
Net investment income	2,260

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(12,600)
Net change in unrealized appreciation/depreciation on investments	59,538
Net realized and unrealized gain	46,938

Net Increase in Net Assets from Operations	$49,198

See accompanying Notes to Financial Statements.

Raub Brock Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,260	$-
Net realized loss on investments	(12,600)	-
Net change in unrealized appreciation/depreciation on investments	59,538	-
Net increase in net assets resulting from operations	49,198	-

Distributions to Shareholders:
From distributable earnings	(4,823)	-
Total distributions to shareholders	(4,823)	-

Capital Transactions:
Net proceeds from shares sold	150,000	250,000
Reinvestment of distributions	4,394	-
Net increase in net assets from capital transactions	154,394	250,000

Total increase in net assets	198,769	250,000

Net Assets:
Beginning of period	250,000	-
End of period	$448,769	$250,000
Capital Share Transactions:
Shares sold	14,414	25,000
Shares reinvested	396	-
Net increase in capital share transactions	14,810	25,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Raub Brock Dividend Growth Fund

FINANCIAL HIGHLIGHTS

For the Year Ended December 31, 2020

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2020	For the Period Ended December 31, 2019*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	-
Net realized and unrealized gain	1.35	-
Total from investment operations	1.43	-

Less Distributions:
From net investment income	(0.16)	-
Total distributions	(0.16)	-
Net asset value, end of period	$11.27	$10.00

Total return[2]	14.31%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$449	$250

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	71.21%	-%
After fees waived and expenses absorbed	0.95%	-%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(69.46)%	-%
After fees waived and expenses absorbed	0.80%	-%
Portfolio turnover rate	15%	-%

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Raub Brock Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1 – Organization

The Raub Brock Dividend Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation. A secondary objective is capital preservation. The Fund commenced investment operations on December 31, 2019 with Institutional Class shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in an open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Raub Brock Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2020

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended December 31, 2019 and December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income annually and capital gains, if any, at least annually, typically in December. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Raub Brock Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2020

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Raub Brock Capital Management, LP (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.70% of the Fund’s average daily net assets. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Institutional Class shares of the Fund. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2020, the Advisor waived its advisory fees and absorbed other expenses totaling $195,500. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2020, the amount of these potentially recoverable expenses was $195,500. The Advisor may recapture all or a portion of this amount no later than December 31, 2023.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2020 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability of the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Raub Brock Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2020, gross unrealized appreciation and depreciation on investments owned by the fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$431,002

Gross unrealized appreciation	$62,057
Gross unrealized depreciation	(2,519)
Net unrealized appreciation	$59,538

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings (Accumulated Deficit) as follows:

Increase (Decrease)
Capital	Total Distributable Earnings (Accumulated Deficit)
$(169)	$169

As of December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$174
Undistributed long-term gains	-
Tax accumulated earnings	174

Accumulated capital and other losses	(12,600)
Unrealized appreciation on investments	59,538
Unrealized deferred compensation	(2,568)
Total accumulated earnings	$44,544

As of December 31, 2020, the Fund had accumulated capital loss carryforwards as follows:

Capital Loss Carryforwards Not Subject to Expiration
Short-Term	Long-Term	Total
$12,600	$-	$12,600

Raub Brock Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2020

The tax character of the distributions paid during the fiscal years ended December 31, 2020 was as follows:

Distributions paid from:	2020
Ordinary income	$4,823
Net long-term capital gains	-
Total distributions paid	$4,823

Note 5 – Investment Transactions

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were $485,639 and $45,754, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets attributable to Institutional Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Raub Brock Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$486,822	$-	$-	$486,822
Short-Term Investments	3,718	-	-	3,718
Total Investments	$490,540	$-	$-	$490,540

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 9 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Raub Brock Dividend Growth Fund and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Raub Brock Dividend Growth Fund (the “Fund”), a series of Investment Managers Series Trust II (the ”Trust”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the one day period ended December 31, 2019 (commencement of operations), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the one day period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2021

Raub Brock Dividend Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 92.3% as of qualified dividend income paid during the fiscal year ended December 31, 2020.

Corporate Dividends Deduction

For the fiscal year ended December 31, 2020, 75.16% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 552-5520. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 58 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Raub Brock Dividend Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 58 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1	Cliffwater Corporate Lending Fund, a registered investment company; Agility Multi-Asset Income Fund, a closed-end investment company; Corbin Multi-Strategy Fund, a closed-end investment company; Aspiriant Risk-Managed Real Asset Fund, a closed-end investment company; Aspiriant Risk-Managed Capital Appreciation Fund, a closed-end investment company; Infinity Core Alternative Fund, a closed-end investment company; Infinity Long/Short Equity Fund, LLC, a closed-end investment company; Keystone Private Income Fund, a closed-end investment company; Relative Value Fund, a closed-end investment company; Variant Alternative Income Fund, a closed-end investment company.

Raub Brock Dividend Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 19 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Raub Brock Dividend Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Raub Brock Dividend Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on October 19-20, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Raub Brock Dividend Growth Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Raub Brock Capital Management, LP, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 1, 2019, through July 31, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Raub Brock Dividend Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
Institutional Class	7/1/20	12/31/20	7/1/20 – 12/31/20
Actual Performance	$1,000.00	$1,185.80	$5.22
Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Raub Brock Dividend Growth Fund

A series of Investment Managers Series Trust II

Investment Advisor

Raub Brock Capital Management, LP

700 Larkspur Landing Circle, Suite 240
Larkspur, California 94939

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Raub Brock Dividend Growth Fund – Institutional Class	RBDGX	46141T 364

Privacy Principles of the Raub Brock Dividend Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Raub Brock Dividend Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 552-5520 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (888) 552-5520 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 552-5520.

Raub Brock Dividend Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 552-5520

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-552-5520.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$12,800	$1,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(c)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/11/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	03/11/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	03/11/2021